Exhibit 4.2

                                 TRUST AGREEMENT


                                     between


                              IMC SECURITIES, INC.,


                                  as Depositor


                                       and


                            WILMINGTON TRUST COMPANY,


                                as Owner Trustee


                          Dated as of September 1, 1998


                     IMC HOME EQUITY LOAN OWNER TRUST 1998-6




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                                    CONTENTS
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ARTICLE I

         DEFINITIONS AND INCORPORATION BY REFERENCE...............................................................1
         SECTION 1.1                Capitalized Terms.............................................................1
         SECTION 1.2                Other Definitional Provisions.................................................3

ARTICLE II

         ORGANIZATION.............................................................................................3
         SECTION 2.1                Name..........................................................................3
         SECTION 2.2                Office........................................................................4
         SECTION 2.3                Purpose and Powers............................................................4
         SECTION 2.4                Appointment of Owner Trustee..................................................4
         SECTION 2.5                Initial Capital Contribution of the Owner Trust Estate........................4
         SECTION 2.6                Declaration of Trust..........................................................4
         SECTION 2.7                Liability of the Holders......................................................5
         SECTION 2.8.               Title to Trust Property.......................................................5
         SECTION 2.9                Situs of Trust................................................................5
         SECTION 2.10               Representations and Warranties of the Depositor...............................5
         SECTION 2.11               Federal Income Tax Allocations................................................6

ARTICLE III

         THE CERTIFICATES.........................................................................................7
         SECTION 3.1                Initial Certificate Ownership.................................................7
         SECTION 3.2                Form of the Certificates......................................................7
         SECTION 3.3                Execution, Authentication and Delivery........................................7
         SECTION 3.4                Registration; Registration of Transfer and Exchange of Certificates...........7
         SECTION 3.5                Mutilated; Destroyed; Lost or Stolen Certificates.............................8
         SECTION 3.6                Persons Deemed Holders........................................................8
         SECTION 3.7                Access to List of Holders' Names and Addresses................................9
         SECTION 3.8                Maintenance of Office For Surrenders..........................................9
         SECTION 3.9                Appointment of Trust Paying Agent.............................................9
         SECTION 3.10               Restriction on Transfers of Certificate......................................10
         SECTION 3.11               Duties of the Certificate Registrar and Trust Paying Agent...................12

ARTICLE IV

         ACTIONS BY OWNER TRUSTEE................................................................................13
         SECTION 4.1                Prior Notice to Owners with Respect to Certain Matters.......................13
         SECTION 4.2                Action by Holders with Respect to Certain Matters............................14
         SECTION 4.3                Action by Holders with Respect to Bankruptcy.................................14
         SECTION 4.4                Restrictions on Holders' Power...............................................14
         SECTION 4.5                Majority Control.............................................................14

ARTICLE V

         APPLICATION OF OWNER TRUST ESTATE; CERTAIN DUTIES.......................................................15
         SECTION 5.1                Establishment of Certificate Distribution Account............................15
         SECTION 5.2                Application of Trust Funds...................................................15
         SECTION 5.3                Method of Payment............................................................15
         SECTION 5.4                Segregation of Moneys; No Interest...........................................16
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         SECTION 5.5                Accounting and Reports to the Certificateholders, the Internal
                                    Revenue Service and Others...................................................16
         SECTION 5.6                Signature on Returns; Tax Matters Partner....................................16

ARTICLE VI

         AUTHORITY AND DUTIES OF THE OWNER TRUSTEE...............................................................17
         SECTION 6.1                General Authority............................................................17
         SECTION 6.2.               General Duties...............................................................17
         SECTION 6.3                Action upon Instruction by Owners............................................17
         SECTION 6.4                No Duties Except as Specified in this Agreement, the Operative
                                    Documents or in Instructions.................................................18
         SECTION 6.5                No Action Except Under Specified Documents or Instructions...................18
         SECTION 6.6                Restrictions.................................................................18

ARTICLE VII

         CONCERNING THE OWNER TRUSTEE............................................................................19
         SECTION 7.1                Acceptance of Trusts and Duties..............................................19
         SECTION 7.2                Furnishing of Documents......................................................20
         SECTION 7.3                Representations and Warranties of Owner Trustee..............................20
         SECTION 7.4                Reliance; Advice of Counsel..................................................21
         SECTION 7.5                Owner Trustee May Own Certificates and Notes.................................21
         SECTION 7.6                Licenses.....................................................................22

ARTICLE VIII

         COMPENSATION AND INDEMNIFICATION OF OWNER
         TRUSTEE AND ITS AGENTS..................................................................................23
         SECTION 8.1                Owner Trustee's Fee and Expenses.............................................23
         SECTION 8.2                Indemnification of the Owner Trustee.........................................23
         SECTION 8.3                 Payments to the Owner Trustee...............................................23
         SECTION 8.4                Indemnification of the Certificate Registrar and Trust
                                    Paying Agent.................................................................24

ARTICLE IX

         TERMINATION OF TRUST AGREEMENT..........................................................................25
         SECTION 9.1                Termination of Trust Agreement...............................................25

ARTICLE X

         SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES..................................................26
         SECTION 10.1               Eligibility Requirements for Owner Trustee...................................26
         SECTION 10.2               Resignation or Removal of Owner Trustee......................................26
         SECTION 10.3               Successor Owner Trustee......................................................26
         SECTION 10.4               Merger or Consolidation of Owner Trustee.....................................27
         SECTION 10.5               Appointment of Co-Trustee or Separate Trustee................................27
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ARTICLE XI

MISCELLANEOUS....................................................................................................29
         SECTION 11.1               Amendments Without Consent of Certificateholders or
                                    Owners of the Notes..........................................................29
         SECTION 11.2               Amendments With Consent of Certificateholders................................29
         SECTION 11.3               Form of Amendments...........................................................29
         SECTION 11.4               No Legal Title to Owner Trust Estate.........................................29
         SECTION 11.5               Limitations on Rights of Others..............................................30
         SECTION 11.6               Notices......................................................................30
         SECTION 11.7               Severability.................................................................30
         SECTION 11.8               Counterparts.................................................................30
         SECTION 11.9               Successors and Assigns.......................................................30
         SECTION 11.10              No Petition Covenant.........................................................31
         SECTION 11.11              No Recourse..................................................................31
         SECTION 11.12              Headings.....................................................................31
         SECTION 11.13              Governing Law................................................................31
         SECTION 11.14              Integration..................................................................31
         SECTION 11.15              Third-Party Beneficiary......................................................31
         SECTION 11.16              Suspension and Termination of Note Insurer's Rights..........................31
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         TRUST AGREEMENT, dated as of September 1, 1998, between IMC SECURITIES,
INC., a Delaware corporation (the "Depositor") and WILMINGTON TRUST COMPANY, a
Delaware banking corporation, not in its individual capacity but solely as Owner
Trustee (the "Owner Trustee").

         The Depositor and the Owner Trustee hereby agree as follows:


                                    ARTICLE I

                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

                  "Bankruptcy Action" shall have the meaning assigned to such term in Section 4.1 hereof.

                  "Business Trust Statute" shall mean Chapter 38 of Title 12 of I the Delaware Code, 12 Del. Code Section 3801 et seq., as the same may be amended from time to time.

                  "Certificate" shall mean a certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form attached hereto as Exhibit B-1.

                  "Certificate Distribution Account" shall have the meaning assigned to such term in Section 5.1.

                  "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit A to be filed for the Trust pursuant to Section 3810(a) of the Business Trust Statute.

                  "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

                  "Certificateholder" or "Holder" shall mean a Person in whose name a Certificate is registered.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and Treasury Regulations promulgated thereunder.

                  "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890; or at such other address in the State of Delaware as the Owner Trustee may designate by notice to the Owners and the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address (which shall be in the State of Delaware) of which the successor owner trustee will notify the Owners, the Holders and the Depositor).

                  "Depositor" shall mean IMC Securities, Inc., a Delaware corporation.

                  "Expenses" shall have the meaning assigned to such term in
Section 8.2.

                  "Indenture" shall mean the Indenture, dated as of September 1, 1998, between the Issuer and the Indenture Trustee.

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                  "Indenture Trustee" means The Chase Manhattan Bank, as
Indenture Trustee under the Indenture.

                  "Insurance Agreement" shall mean the Insurance and Indemnity Agreement, dated as of September 1, 1998, among the Depositor, the Seller, the Servicer, the Issuer and the Note Insurer.

                  "Issuer" shall mean IMC Home Equity Loan Owner Trust 1998-6, the Delaware business trust created pursuant to this Agreement.

                  "Non-permitted Foreign Holder" shall have the meaning set forth in Section 3.11.

                  "Non-U.S. Person" shall mean an individual, corporation, partnership or other person other than a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust that is subject to U.S. federal income tax regardless of the source of its income.

                  "Note Insurer" shall mean Financial Security Assurance Inc. and its successors and assigns.

                  "Operative Documents" shall mean this Agreement, the Custodial Agreement, the Indenture, the Insurance Agreement, the Sale and Servicing Agreement and the other documents and certificates delivered in connection therewith.

                  "Owner" shall mean each holder of a Note.

                  "Owner Trust Estate" shall mean the Trust Estate (as defined in the Indenture), including the contribution of $1 referred to in Section 2.5 hereof.

                  "Owner Trustee" shall mean Wilmington Trust Company, a Delaware corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor owner trustee hereunder.

                  "Owner Trustee Fee". The fees payable to the Owner Trustee for its services as owner trustee of the Trust, as provided in the fee agreement between the Owner Trustee and the Seller.

                  "Percentage Interest" shall mean with respect to each Certificate, the percentage portion of all of the Certificates evidenced thereby as stated on the face of such Certificate.

                  "Prospective Holder" shall have the meaning set forth in
Section 3.10(a).

                  "Rating Agency Condition" means, with respect to any action to which a Rating Agency Condition applies, that each Rating Agency shall have been given 10 days (or such shorter period as is acceptable to each Rating Agency) prior notice thereof and that each of the Rating Agencies shall have notified the Seller, the Servicer, the Note Insurer, the Owner Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current rating of the Notes, without taking into account the Note Insurance Policy.

                  "Record Date" shall mean as to each Payment Date the last day of the calendar month immediately preceding the month in which such Payment Date occurs whether or not such day is a Business Day.

                  "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement dated as of the date hereof, among the Issuer, the Depositor, the Seller, the Servicer and the Indenture Trustee.

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                  "Secretary of State" shall mean the Secretary of State of the
State of Delaware.

                  "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                  "Trust" shall mean the trust established by this Agreement.

                  "Trust Paying Agent" shall mean The Chase Manhattan Bank or any successor in interest thereto or any other paying agent or co-paying agent appointed pursuant to Section 3.9 and authorized by the Issuer to make payments to and distributions from the Certificate Distribution Account, including payment of principal of or interest on the Certificates on behalf of the Issuer.

         SECTION 1.2 Other Definitional Provisions.

                  (a) Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                  (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                  (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                  (d) The words "hereof", "herein", "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as the feminine and neuter genders of such terms.

                  (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                                  ORGANIZATION

         SECTION 2.1 Name. The Trust created hereby shall be known as "IMC Home Equity Loan Owner Trust 1998-6", in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued on behalf of the Trust.

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         SECTION 2.2 Office. The office of the Trust shall be in care of the
Owner Trustee at the Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Certificateholders, the Note Insurer, the Owners and the Depositor.

         SECTION 2.3 Purpose and Powers. The purpose of the Trust is to engage in the following activities:

                         (i) to issue the Notes pursuant to the Indenture and the Certificates pursuant to this Agreement;

                        (ii) with the proceeds of the sale of the Notes and the Certificates, to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor and the Seller, as their interests may appear pursuant to the Sale and Servicing Agreement;


                       (iii) to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate pursuant to the terms of the Indenture and to hold, manage and distribute to the Certificateholders pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the lien of, and remitted to the Trust pursuant to, the Indenture;

                        (iv) to enter into and perform its obligations under the Operative Documents to which it is to be a party;

                         (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

                        (vi) subject to compliance with the Operative Documents, to engage in such other activities as may be required in connection with conservation of the assets of the Trust and the making of distributions to the Certificateholders and the Owners of the Notes.

         The Trust is hereby authorized to engage in the foregoing activities and shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Operative Documents.

         SECTION 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein. The Owner Trustee hereby accepts its appointment subject to the terms and conditions hereof.

         SECTION 2.5 Initial Capital Contribution of the Owner Trust Estate. The Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Depositor, as of the date hereof, of the foregoing contribution which shall constitute the initial Owner Trust Estate and shall be deposited in the Certificate Distribution Account. The Depositor or the Seller shall pay the organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

         SECTION 2.6 Declaration of Trust. The Owner Trustee hereby declares that it shall hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Certificateholders, subject to the obligations of the Trust under the Operative Documents. It is the intention of the parties hereto that the Trust shall constitute a business trust under the Business Trust Statute and that this Agreement shall constitute the governing instrument of such business trust. It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Trust

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shall not be treated as (i) an association subject separately to taxation as a corporation, (ii) a "publicly traded partnership" as defined in Treasury Regulation Section 1.7704-1 or (iii) a "taxable mortgage pool" as defined in
Section 7701(i) of the Code, and that the Notes shall be debt, and the provisions of this Trust Agreement shall be interpreted to further this intention. Except as otherwise provided in this Trust Agreement, the rights of the Certificateholders will be those of equity owners of the Trust. Effective as of the date hereof, the Owner Trustee shall have the rights, powers and duties set forth herein and in the Business Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust pursuant to the Business Trust Statute with the Secretary of State.

         SECTION 2.7 Liability of the Holders. No Certificateholder shall have any personal liability for any liability or obligation of the Trust. The Certificates shall be fully paid and nonassessable.

         SECTION 2.8. Title to Trust Property.

                  (a) Subject to the Indenture, legal title to all of the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                  (b) The Certificateholders shall not have legal title to any part of the Owner Trust Estate. No transfer by operation of law or otherwise of any interest of the Certificateholders shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of any part of the Owner Trust Estate.

         SECTION 2.9 Situs of Trust. The Trust shall be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. The Trust shall not have any employees; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. Payments shall be received by the Trust only in Delaware or New York, and payments will be made by the Trust only from Delaware or New York. The only office of the Trust shall be the Corporate Trust Office in Delaware.

         SECTION 2.10 Representations and Warranties of the Depositor. The Depositor hereby represents and warrants to the Owner Trustee and the Note Insurer that:

                  (a) The Depositor has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business as such properties are presently owned and such business is presently conducted.

                  (b) The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

                  (c) The Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust, and the Depositor has duly authorized such sale and assignment to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Depositor by all necessary corporate action.

                  (d) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms of this Agreement do not conflict with, result in any breach of any of the

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         terms and provisions of or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Depositor, or any indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Operative Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or any of its properties.

                  (e) There are no proceedings or investigations pending or notice of which has been received in writing before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement.

                  (f) The representations and warranties of the Depositor in
         Section 2.01 of the Sale and Servicing Agreement are true and correct.

                  (g) The Trust is not required to register as an investment company under the Investment Company Act and is not under the control of a Person required to so register.

         SECTION 2.11 Federal Income Tax Allocations. Net income of the Trust for any month, as determined for Federal income tax purposes (and each item of income, gain, loss and deduction entering into the computation thereof), shall be allocated to the Certificateholders, pro rata.

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                                   ARTICLE III

                                THE CERTIFICATES

         SECTION 3.1 Initial Certificate Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificates, the Depositor shall be the sole owner of the Trust.

         SECTION 3.2 Form of the Certificates.

                  (a) The Certificates shall be issued without a principal amount. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of an authorized signatory of the Owner Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust shall be valid, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of authentication and delivery of such Certificates.

                  (b) The Certificates shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders) all as determined by the authorized signatory of the Owner Trustee or the Owner Trustee's authenticating agent executing such Certificates, as evidenced by their execution of such Certificates.

                  (c) A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon such transferee's acceptance of a Certificate duly registered in such transferee's name pursuant to Section 3.4.

         SECTION 3.3 Execution, Authentication and Delivery. Concurrently with the initial sale of the Home Equity Loans by the Depositor to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall execute, or cause its authenticating agent to execute the Certificates representing 100% of the Percentage Interests of the Trust to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by an Authorized Officer of the Depositor, without further corporate action by the Depositor. The Certificates shall be initially registered in the name of IMC Mortgage Company. The Trust shall not issue any other Certificate, except to the Depositor, without the prior written consent of the Note Insurer, provided, however, that such consent shall not be unreasonably withheld. No Certificate shall entitle its Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit B-1, executed by the Owner Trustee, by manual or facsimile signature. Such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

         SECTION 3.4 Registration; Registration of Transfer and Exchange of Certificates.

         The Certificate Registrar shall cause to be kept at its office or agency in New York, New York, or at its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, it shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon any resignation of a Certificate Registrar, the Owner Trustee shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of the Certificate Registrar. The Chase Manhattan Bank shall be the initial Certificate Registrar.

         Subject to Section 3.10, upon surrender for registration of transfer of any Certificate at the office or agency of the Owner Trustee maintained pursuant to Section 3.8, the Owner Trustee shall execute, and the Certificate Registrar shall authenticate and deliver in the name of the designated transferee or transferees,

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a new Certificate or Certificates of the same Percentage Interest and dated the date of authentication by the Certificate Registrar.

         At the option of a Certificateholder, Certificates may be exchanged for other Certificates of a like aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at such office. Whenever any Certificates are so surrendered for exchange, the Owner Trustee shall execute and deliver to the Certificate Registrar who shall authenticate the Certificates which the Certificateholder making the exchange is entitled to receive.

         No service charge shall be made for any registration of transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates.

         All Certificates surrendered for registration of transfer or exchange shall be marked "canceled" by the Certificate Registrar.

         The preceding provisions of this Section notwithstanding, the Owner Trustee shall not make, and the Certificate Registrar shall not register transfers or exchanges of Certificates for a period of 15 days preceding the due date for any payment with respect to the Certificates.

         SECTION 3.5 Mutilated; Destroyed; Lost or Stolen Certificates.

                  (a) If (i) any mutilated Certificate is surrendered to the Certificate Registrar, or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Certificate Registrar, the Owner Trustee and the Trust such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Certificate Registrar or the Owner Trustee that such Certificate has been acquired by a bona fide purchaser, the Owner Trustee shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a replacement Certificate of a like Percentage Interest; provided, however, that if any such destroyed, lost or stolen Certificate, but not a mutilated Certificate, shall have become or within seven days shall be due and payable, then instead of issuing a replacement Certificate the Owner Trustee may pay such destroyed, lost or stolen Certificate when so due or payable.

                  (b) In connection with the issuance of any replacement Certificate under this Section 3.5, the Owner Trustee or the Certificate Registrar may require the payment by the Holder of such Certificate of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Owner Trustee and the Certificate Registrar) connected therewith.

                  (c) Any duplicate Certificate issued pursuant to this Section
3.5 in replacement of any mutilated, destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Trust, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time or be enforced by anyone, and shall be entitled to all the benefits of this Agreement equally and proportionately with any and all other Certificates duly issued hereunder.

                  (d) The provisions of this Section 3.5 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

         SECTION 3.6 Persons Deemed Holders. Prior to due presentation of a Certificate for registration of transfer, the Owner Trustee, the Certificate Registrar or any Trust Paying Agent may treat the Person in whose name any Certificate shall be registered in the Certificate Registrar as the owner of such

Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Owner Trustee, nor the Certificate Registrar nor the Trust Paying Agent shall be affected by any notice to the contrary.

         SECTION 3.7 Access to List of Holders' Names and Addresses. The Certificate Registrar shall furnish or cause to be furnished to the Servicer and the Depositor, within 15 days after receipt by the Certificate Registrar of a request therefor from the Servicer or the Depositor in writing, a list, in such form as the Servicer or the Depositor may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date. If three or more Certificateholders or one or more Holders of Certificates together evidencing a Percentage Interest totaling not less than 25% apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Certificateholders. Each Certificateholder, by receiving and holding a Certificate, shall be deemed to have agreed not to hold any of the Servicer, the Depositor, the Certificate Registrar or the Owner Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which information was derived.

         SECTION 3.8 Maintenance of Office For Surrenders. The Certificate Registrar shall maintain an office or offices or agency or agencies where Certificates may be surrendered for registration of transfer or exchange. The Certificate Registrar initially designates the Corporate Trust Office as its principal office for such purposes. The Certificate Registrar shall give prompt written notice to the Depositor and to the Certificateholders and Owners of any change in the location of the Certificate Register or any such office or agency.

         SECTION 3.9 Appointment of Trust Paying Agent. The Owner Trustee hereby appoints The Chase Manhattan Bank as the Trust Paying Agent under this Agreement. The Trust Paying Agent shall make distributions to Certificateholders from the Certificate Distribution Account pursuant to Section 5.2 and shall report the amounts of such distributions to the Owner Trustee and the Servicer. The Trust Paying Agent shall have the revocable power to withdraw funds from the Certificate Distribution Account for the purpose of making the distributions referred to above. The Owner Trustee may revoke such power and remove the Trust Paying Agent if the Owner Trustee determines in its sole discretion that the Trust Paying Agent shall have failed to perform its obligations under this Agreement in any material respect. If The Chase Manhattan Bank shall no longer be the Trust Paying Agent, the Owner Trustee shall appoint a successor to act as Trust Paying Agent (which shall be a bank or trust company acceptable to the Depositor, the Seller, the Note Insurer and the Rating Agencies). The Owner Trustee shall cause such successor Trust Paying Agent or any additional Trust Paying Agent appointed by the Owner Trustee to execute and deliver to the Owner Trustee an instrument in which such successor Trust Paying Agent or additional Trust Paying Agent shall agree with the Owner Trustee that as Trust Paying Agent, such successor Trust Paying Agent or additional Trust Paying Agent shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Holders. The Trust Paying Agent shall return all unclaimed funds to the Trust and upon removal of a Trust Paying Agent such Trust Paying Agent shall also return all funds in its possession to the Trust. The provisions of
Article VI shall apply to the Owner Trustee also in its role as Trust Paying Agent, for so long as the Owner Trustee shall act as Trust Paying Agent and, to the extent applicable, to any other Trust Paying Agent (including The Chase Manhattan Bank) appointed hereunder. Any reference in this Agreement to the Trust Paying Agent shall include any co-paying agent unless the context requires otherwise.

         SECTION 3.10 Restriction on Transfers of Certificate.

                  (a) Each prospective purchaser and any subsequent transferee of a Certificate (each, a "Prospective Holder"), other than the Depositor or the Seller, shall represent and warrant, in writing, to the Owner Trustee and the Certificate Registrar and any of their respective successors that:

                           (i) Such Person is one of the following: (A) an
                  "institutional accredited investor" (an entity meeting the requirements of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investment in the Certificate, and the Transferee is acquiring the Certificate for its own account or for one or more institutional accredited investors for whom it is authorized to act, (B) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act; the Transferee is aware that the Transferor may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A; and the Transferee is acquiring the Certificate for its own account or for the account of one or more qualified institutional buyers for whom it is authorized to act or (C) a Person involved in the organization or operation of the Trust or an affiliate of such Person within the meaning of Rule 3a-7 of the Investment Company Act of 1940, as amended (including, but not limited to, the Depositor or the Seller).

                           (ii) Such Person understands that the Certificate has
                  not been and will not be registered under the Securities Act and may be offered, sold, pledged or otherwise transferred only to a person whom the seller reasonably believes is (A) a qualified institutional buyer or (B) a Person involved in the organization or operation of the Trust or an affiliate of such Person, in a transaction meeting the requirements of Rule 144A under the Securities Act and in accordance with any applicable securities laws of any state of the United States.

                           (iii) Such Person understands that the Certificate
                  bears a legend to the following effect:

                           "THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OF (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) AN "INSTITUTIONAL ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, (II) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR (III) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF A PERSON DESCRIBED IN (II) WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, IMC MORTGAGE COMPANY AND IMC SECURITIES, INC.) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS."

                  (b) Each Prospective Holder, other than the Depositor or the Seller, shall either:

                           (i) represent and warrant, in writing, to the Owner
                  Trustee and the Certificate Registrar and any of their respective successors that (1) the Prospective Holder is not an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and is not directly or indirectly purchasing such Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with assets of a Plan, or (2) either (I) the Prospective Holder is acquiring such Certificate for its own account and no part of the assets used to acquire such Certificate constitutes assets of a Plan, or
                  (II) the source of funds to be used to acquire such Certificate is an "insurance company general account," within the meaning of Prohibited Transaction Class Exemption 95-60, 60 Fed. Reg. 35925 (July 12, 1995) (the "Exemption"), and there is no Plan with respect to which the amount of such general account's reserves for the contract(s) held by or on behalf of such Plan (determined under Section 807(d) of the Code), together with the amount of the reserves of the contract(s) held by or on behalf of any other Plans (determined under section 807(d) of the Code) maintained by the same employer (or an affiliate thereof as defined in Section V(a)(1) of the Exemption) or by the same employee organization, exceed 10% of the total of all liabilities of such general account; or

                  (ii) furnish to the Owner Trustee and the Certificate Registrar and any of their respective successors an opinion of counsel acceptable to such persons that (A) the proposed issuance or transfer of the Certificate to such Prospective Holder will not cause any assets of the Trust to be deemed assets of a Plan, or (B) the proposed issuance or transfer of the Certificate will not cause the Owner Trustee or the Certificate Registrar or any of their respective successors to be a fiduciary of a Plan within the meaning of Section 3(21) of ERISA and will not give rise to a transaction described in
         Section 406 of ERISA or Section 4975(c)(1) of the Code for which a statutory or administrative exemption is unavailable.

                  (c) By its acceptance of a Certificate, each Prospective Holder agrees and acknowledges that no legal or beneficial interest in all or any portion of any Certificate may be transferred directly or indirectly to (i) an entity that holds residual securities as nominee to facilitate the clearance and settlement of such securities through electronic book-entry changes in accounts of participating organizations (a "Book-Entry Nominee"), or (ii) an individual, corporation, partnership or other person unless such transferee is not a Non-U.S. Person (any such person being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect.

                  (d) The Owner Trustee shall not execute, and shall not countersign and deliver, a Certificate in connection with any transfer thereof unless the transferor shall have provided to the Owner Trustee an IRS Form W-9 and a certificate, signed by the transferee, that it is not a Book-Entry Nominee or a Non-permitted Foreign Holder, which certificate shall contain the consent of the transferee to any amendments of this Agreement as may be required to effectuate further the foregoing restrictions on transfer of the Certificate to Book-Entry Nominees or Non-permitted Foreign Holders, and an agreement by the transferee that it will not transfer a Certificate without providing to the Owner Trustee a certificate in the form provided above.

                  (e) The Certificates shall bear an additional legend referring to the restrictions contained in paragraph (b) above.

                  (f) No offer, sale, transfer, pledge, hypothecation or other disposition (including any pledge or transfer under a repurchase transaction or securities loan) of any Certificate shall be made to any entity unless, prior to such disposition, (i) the Note Insurer has given its prior written consent to the offer, sale, transfer, pledge, hypothecation or other disposition; provided, however, that such consent shall not be unreasonably withheld and (ii) the Prospective Holder delivers to the Owner Trustee and the Certificate Registrar an opinion of counsel, rendered by a law firm generally recognized to be qualified to opine concerning the tax aspects of asset securitization, to the effect that such transfer (including any disposition permitted following any default under any pledge or repurchase transaction will not cause the Trust to be (i) treated as an association taxable as a corporation for federal income tax purposes, (ii) taxable as a taxable mortgage pool as defined in Section 7701(i) of the Code or
(iii) taxable as a "publicly traded partnership" as defined in Treasury Regulation Section 1.7704-1. Notwithstanding the foregoing, the provisions of this paragraph shall not apply to the transfer of the Certificates to the Seller or the Depositor.

         SECTION 3.11 Duties of the Certificate Registrar and Trust Paying Agent

         The duties and obligations of the Certificate Registrar and Trust Paying Agent shall be determined solely by the express provisions of this Agreement. The Certificate Registrar and Trust Paying Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors or assigns. Without limiting the generality of the foregoing, the Certificate Registrar and Trust Paying Agent:

                  (a) shall use the same degree of care and skill as is reasonably expected of financial institutions acting in comparable capacities;

                  (b) will be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value, genuineness, ownership or transferability of any Certificates, the Notes or Home Equity Loans represented thereby, and will not be required to and will not make any representations as to the validity, value or genuineness of the Certificates, the Notes or the Home Equity Loans;

                  (c) shall not be obligated to take any legal action hereunder that might in its judgment involve any expense or liability unless it has been furnished with reasonable indemnity;

                  (d) may rely on and shall be protected in acting in good faith upon any certificate, instrument, opinion, notice, letter, telegram or other document, or any security, delivered to it and in good faith believed by it to be genuine and to have been signed by the proper party or parties;

                  (e) may rely on and shall be protected in acting in good faith upon the written instructions of the Owner Trustee, the Seller and the Issuer, as indicated herein;

                  (f) may consult counsel satisfactory to it and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by it hereunder in good faith and in furtherance of its duties hereunder, in accordance with the opinion of such counsel;

                  (g) shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of negligent performance or omission; and

                  (h) may execute any of the powers hereunder or perform any duties hereunder either directly or through agents or attorneys.

                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

         SECTION 4.1 Prior Notice to Owners with Respect to Certain Matters. The Owner Trustee shall not take action with respect to the following matters, unless (i) the Owner Trustee shall have notified the Certificateholders and the
Note Insurer in writing of the proposed action at least 30 days before the taking of such action, and (ii) neither the Certificateholders nor the Note Insurer shall have notified the Owner Trustee in writing prior to the 30th day after such notice is given that such Certificateholders or the Note Insurer have withheld consent or provided alternative direction (provided that any directions by the Certificateholders shall require the prior consent of the Note Insurer):

                  (a) the initiation of any claim or lawsuit by the Trust (except claims and law suits brought in connection with the collection of the Home Equity Loans) or the compromise of any action, claim or lawsuit brought by or against the Trust (except claims and law suits brought in connection with the collection of the Home Equity Loans);

                  (b) the election by the Trust to file an amendment to the Certificate of Trust, (except to the extent such amendment is required under the Business Trust Statute);

                  (c) the amendment or other change to this Agreement or any Operative Documents in circumstances where the consent of any Owner of a Note or the Note Insurer is required;

                  (d) the amendment or other change to this Agreement or any Operative Documents in circumstances where the consent of any Owner of a Note or the Note Insurer is not required and such amendment materially adversely affects the interest of the Certificateholders;

                  (e) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee or, pursuant to this Agreement, of a successor Certificate Registrar or Trust Paying Agent, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee, Certificate Registrar or Trust Paying Agent of its obligations under the Indenture or this Agreement, as applicable;

                  (f) the consent to the calling or waiver of any default of any Operative Document;

                  (g) the consent to the assignment of the Indenture Trustee or Servicer of their respective obligations under the Operative Document;

                  (h) except as provided in Article IX hereof, dissolve, terminate or liquidate the Trust in whole or in part;

                  (i) merge or consolidate the Trust with or into any other entity, or convey or transfer all or substantially all of the Trust's assets to any other entity;

                  (j) cause the Trust to incur, assume or guaranty any indebtedness other than as set forth in this Agreement;

                  (k) do any act that conflicts with any other Operative
Document;

                  (l) do any act which would make it impossible to carry on the ordinary business of the Trust as described in Section 2.3 hereof;

                  (m) confess a judgment against the Trust;

                  (n) possess Trust assets, or assign the Trust's right to property, for other than a Trust purpose;

                  (o) cause the Trust to lend any funds to any entity; or

                  (p) change the Trust's purpose and powers from those set forth in this Agreement.

         In addition the Trust shall not commingle its assets with those of any other entity. The Trust shall maintain its financial and accounting books and records separate from those of any other entity. Except as expressly set forth herein, the Trust shall pay its indebtedness and any operating expenses from its own funds, and the Trust shall not pay the indebtedness, operating expenses or liabilities of any other entity. The Trust shall maintain appropriate minutes or other records of all appropriate actions and shall maintain its office separate from the offices of the Depositor, the Seller and the Servicer.

         The Owner Trustee shall not have the power, except upon the direction of the Certificateholders with the consent of the Note Insurer, and to the extent otherwise consistent with the Operative Documents, to (i) remove or replace the Servicer or the Indenture Trustee, (ii) institute proceedings to have the Trust declared or adjudicated a bankruptcy or insolvent, (iii) consent to the institution of bankruptcy or insolvency proceedings against the Trust,
(iv) file a petition or consent to a petition seeking reorganization or relief on behalf of the Trust under any applicable federal or state law relating to bankruptcy, (v) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or any similar official) of the Trust or a substantial portion of the property of the Trust, (vi) make any assignment for the benefit of the Trust's creditors, (vii) cause the Trust to admit in writing its inability to pay its debts generally as they become due, (viii) take any action, or cause the Trust to take any action, in furtherance of any of the foregoing (any of the above, a "Bankruptcy Action"). So long as the Indenture remains in effect and no Note Insurer Default exists, no Certificateholder shall have the power to take, and shall not take, any Bankruptcy Action with respect to the Trust or direct the Owner Trustee to take any Bankruptcy Action with respect to the Trust.

         SECTION 4.2 Action by Holders with Respect to Certain Matters. The Owner Trustee shall not have the power to remove the Servicer under the Sale and Servicing Agreement.

         SECTION 4.3 Action by Holders with Respect to Bankruptcy. Neither Owner Trustee nor any Certificateholder shall have the power to commence a voluntary proceeding in bankruptcy relating to the Trust without the consent and approval of (i) the Note Insurer, (ii) the unanimous prior approval of all Certificateholders and Owners of the Notes, (iii) the Owner Trustee and (iv) the Indenture Trustee and the delivery to the Owner Trustee by each such Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent. This paragraph shall survive for one year and one day following termination of this Agreement.

         SECTION 4.4 Restrictions on Holders' Power. The Certificateholders shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Operative Documents or would be contrary to Section 2.3, nor shall the Owner Trustee be obligated to follow any such direction, if given.

         SECTION 4.5 Majority Control. Except as expressly provided herein any action that may be taken or consent that may be given or withheld or written notice delivered by the Certificateholders under this Agreement may be taken by Holders of Certificates representing not less than a majority of the Certificates.

                                    ARTICLE V

                APPLICATION OF OWNER TRUST ESTATE; CERTAIN DUTIES

         SECTION 5.1 Establishment of Certificate Distribution Account. The Owner Trustee shall cause the Servicer, for the benefit of the Certificateholders, to establish and maintain with The Chase Manhattan Bank for the benefit of the Owner Trustee a Trust Account which while the Trust Paying Agent holds such Account shall be entitled "CERTIFICATE DISTRIBUTION ACCOUNT, THE CHASE MANHATTAN BANK AS TRUST PAYING AGENT, IN TRUST FOR THE IMC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1998-6." Funds shall be deposited in the Certificate Distribution Account as required by the Indenture, or following satisfaction or release of the Indenture, by the Sale and Servicing Agreement.

         All of the right, title and interest of the Owner Trustee in all funds on deposit from time to time in the Certificate Distribution Account and in all proceeds thereof shall be held for the benefit of the Certificateholders. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Certificate Distribution Account shall be under the sole dominion and control of the Owner Trustee for the benefit of the Certificateholders.

         SECTION 5.2 Application of Trust Funds.

         (a) On each Payment Date, the Trust Paying Agent shall distribute to the Certificateholders from amounts on deposit in the Certificate Distribution Account the distributions as provided in Section 3.03(b)(v) of the Sale and Servicing Agreement with respect to such Payment Date.

         (b) In the event that any withholding tax is imposed on the Trust's payment (or allocations of income) to a Certificateholder, such tax shall reduce the amount otherwise distributable to the Certificateholder in accordance with this Section. The Trust Paying Agent is hereby authorized and directed to retain from amounts otherwise distributable to the Certificateholders sufficient funds for the payment of any tax that is legally owed by the Trust (but such authorization shall not prevent the Trust Paying Agent from contesting any such tax in appropriate proceedings, and withholding payment of such tax, if permitted by law, pending the outcome of such proceedings). The amount of any withholding tax imposed with respect to a Certificateholder shall be treated as cash distributed to such Holder at the time it is withheld by the Trust Paying Agent and remitted to the appropriate taxing authority. If there is a possibility that withholding tax is payable with respect to a distribution (such as a distribution to a non-U.S. Holder), the Trust Paying Agent may in its sole discretion withhold such amounts in accordance with this paragraph (b). In the event that a Certificateholder wishes to apply for a refund of any such withholding tax, the Trust Paying Agent shall reasonably cooperate with such Certificateholder in making such claim so long as such Certificateholder agrees to reimburse the Trust Paying Agent for any out-of-pocket expenses incurred.

         (c) Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders and the Note Insurer.

         SECTION 5.3 Method of Payment. Distributions required to be made to Certificateholders on any Payment Date shall be made to each Certificateholder of record on the immediately preceding Record Date either by wire transfer, in immediately available funds, to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have provided to the Certificate Registrar appropriate written instructions at least five Business Days prior to such Payment Date, or, if not, by check mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

         SECTION 5.4 Segregation of Moneys; No Interest. Subject to Sections 5.1 and 5.2, moneys received by the Trust Paying Agent hereunder and deposited into the Certificate Distribution Account will be segregated except to the extent required otherwise by law and shall be invested in Eligible Investments maturing no later than one Business Day prior to the related Payment Date at the direction of the Depositor (with the consent of the Seller). The Trust Paying Agent shall not be liable for payment of any interest or losses in respect of such moneys. Investment gains shall be for the account of and paid to the Certificateholders.

         SECTION 5.5 Accounting and Reports to the Certificateholders, the Internal Revenue Service and Others. The Certificate Registrar shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis on the accrual method of accounting, and such books shall be maintained separately from those of any other entity and reflect the separate interest of the Trust, (b) deliver to each Certificateholder, as may be required by the Code and applicable Treasury Regulations, such information as may be required (including Schedule K-1) to enable such Certificateholder to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust (including a partnership information return, IRS Form 1065), and make such elections as may from time to time be required or appropriate under any applicable state or federal statute or rule or regulation thereunder so as to maintain the Trust's characterization as a partnership for federal income tax purposes, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax required to be withheld (as certified by the Seller) with respect to income or distributions to Certificateholders. The Certificate Registrar shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Home Equity Loans. The Certificate Registrar shall not make the election provided under Section 754 of the Code.

         SECTION 5.6 Signature on Returns; Tax Matters Partner.

                  (a) The Certificate Registrar shall sign on behalf of the Trust the tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents, in which case such documents shall be signed by the Depositor.

                  (b) The Depositor shall be designated the "tax matters partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.

                                   ARTICLE VI

                    AUTHORITY AND DUTIES OF THE OWNER TRUSTEE

         SECTION 6.1 General Authority. The Owner Trustee is authorized and directed to execute and deliver or cause to be executed and delivered the Certificates and the Operative Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Operative Documents to which the Trust is to be a party and any amendment or other agreement or instrument described in Article III, in each case, in such form as the Depositor shall approve, as evidenced conclusively by the Owner Trustee's execution thereof, and, on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver the Notes in the aggregate principal amount of $700,000,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust, pursuant to the Operative Documents.

         SECTION 6.2. General Duties. It shall be the duty of the Owner Trustee:

                  (a) to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Operative Documents to which the Trust is a party and to administer the Trust in the interest of the Certificateholders, and in accordance with the provisions of this Agreement; and

                  (b) to obtain and preserve, the Trust's qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, and each other instrument and agreement included in the Owner Trust Estate.

         SECTION 6.3 Action upon Instruction by Owners.

                  (a) Subject to Article IV, the Certificateholders may by written instruction direct the Owner Trustee in the management of the Trust, but only to the extent consistent with the limited purposes of the Trust. Such direction may be exercised at any time by written instruction of the Certificateholders pursuant to Article IV.

                  (b) Notwithstanding the foregoing, the Owner Trustee shall not be required to take any action hereunder or under any Operative Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Operative Document or is otherwise contrary to law.

                  (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Operative Document, or is unsure as to the application, intent, interpretation or meaning of any provision of this agreement or the Operative Documents, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Note Insurer and the Certificateholders requesting instruction as to the course of action to be adopted, and, to the extent the Owner Trustee acts in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instructions within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action which is consistent, in its view, with this Agreement or the Operative Documents, and as it shall deem to be the best interests of the Certificateholders, and the Owner Trustee shall have no liability to any Person for any such action or inaction.

                  (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Operative Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholders requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Operative Documents, as it shall deem to be in the best interest of the Certificateholders, and shall have no liability to any Person for such action or inaction.

         SECTION 6.4 No Duties Except as Specified in this Agreement, the Operative Documents or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement, any Operative Document or in any document or written instruction received by the Owner Trustee pursuant to
Section 6.3; and no implied duties or obligations shall be read into this Agreement or any Operative Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Operative Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Owner Trust Estate.

         SECTION 6.5 No Action Except Under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Operative Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.3.

         SECTION 6.6 Restrictions. The Owner Trustee shall not take any action
(a) that is inconsistent with the purposes of the Trust set forth in Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholders shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE


         SECTION 7.1 Acceptance of Trusts and Duties. Except as otherwise provided in this Article VII, in accepting the trusts hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Operative Document shall look only to the assets of the Trust for payment or satisfaction thereof. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the assets of the Trust upon the terms of the Operative Documents and this Agreement. The Owner Trustee shall not be liable or accountable hereunder or under any Operative Document under any circumstances, except (i) for its own gross negligent action, its own gross negligent failure to act or its own willful misconduct or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.3 and expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                  (a) the Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Home Equity Loan, or the perfection and priority of any security interest created by any Home Equity Loan in any Property or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the assets of the Trust or their ability to generate the payments to be distributed to Certificateholders under this Agreement or the Owners of the Notes under the Indenture, including, without limitation: the existence, condition and ownership of any Property; the existence and enforceability of any insurance thereon; the existence and contents of any Home Equity Loan on any computer or other record thereof; the validity of the assignment of any Home Equity Loan to the Trust or of any intervening assignment; the completeness of any Home Equity Loan; the performance or enforcement of any Home Equity Loan; the compliance by the Depositor or the Servicer with any warranty or representation made under any Operative Document or in any related document or the accuracy of any such warranty or representation or any action of the Indenture Trustee, the Custodian or the Servicer or any subservicer taken in the name of the Owner Trustee.

                  (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Note Insurer or any Certificateholder;

                  (c) no provision of this Agreement or any Operative Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Operative Document, if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                  (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Operative Documents, including the Note Principal Balance and the interest on the Notes;

                  (e) the Owner Trustee shall not be responsible for or in respect of and makes no representation as to the validity or sufficiency of any provision of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Operative Documents, the Notes, the Certificates (other than the execution thereof and the certificate of authentication on the Certificates, if executed by the Owner Trustee) or of any Home Equity Loans or any related documents, and the Owner

Trustee shall in no event assume or incur any liability, duty or obligation to any Owner of a Note or to any Certificateholder, other than as expressly provided for herein and in the Operative Documents;

                  (f) the Owner Trustee shall not be liable for the default or misconduct of the Indenture Trustee, the Custodian, the Depositor, or the Servicer under any of the Operative Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the Operative Documents that are required to be performed by the Indenture Trustee under the Indenture, the Custodian under the Custodial Agreement or the Servicer under the Sale and Servicing Agreement;

                  (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement, the Underwriting Agreement or any Operative Document, at the request, order or direction of any of the Note Insurer or any of the Certificateholders, unless the Note Insurer or such Certificateholders have offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Operative Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act;

                  (h) The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare, execute or file any Securities and Exchange Commission filing or tax return for the Trust or to record this Agreement or any Operative Document.

         SECTION 7.2 Furnishing of Documents. The Owner Trustee shall furnish
(a) to the Certificateholders, promptly upon receipt of a written request therefor, duplicate or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Operative Documents, and (b) to the Note Insurer, copies of any reports, notices, requests, demands, certificates, financial statements, and any other instruments relating to the Trust, the Certificates or the Notes in the possession of the Owner Trustee, that the Note Insurer shall request in writing.

         SECTION 7.3 Representations and Warranties of Owner Trustee. The Wilmington Trust Company hereby represents and warrants to the Depositor, for the benefit of the Certificateholders and the Note Insurer, that:

                  (a) It is a banking corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (b) It has full power, authority and legal right to execute, deliver and perform its obligations under this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                  (c) The execution, delivery and performance by it of this Agreement (i) shall not violate any provision of any law or regulation governing the banking and trust powers of the Wilmington Trust Company or any order, writ, judgment or decree of any court, arbitrator or governmental authority applicable to the Wilmington Trust Company or any of its assets, (ii) shall not violate any provision of the corporate charter or by-laws of Wilmington Trust Company, or
(iii) shall not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any properties included in the Trust pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking to which it is a party, which violation, default or lien could reasonably be expected to have a materially adverse effect on Wilmington Trust Company's performance or ability to perform its duties as Owner Trustee under this Agreement or on the transactions contemplated in this Agreement.

                  (d) This Agreement has been duly executed and delivered by Wilmington Trust Company and constitutes the legal, valid and binding agreement of Wilmington Trust Company, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, or other similar law affecting the enforcement of creditors' rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

                  (e) The Wilmington Trust Company is not in default with respect to any order or decree of any court or any order, regulation or demand of any Federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Wilmington Trust Company or its properties or might have consequences that would materially adversely affect its performance hereunder.

                  (f) No litigation is pending or, to the best of the Wilmington Trust Company's knowledge, threatened against the Wilmington Trust Company which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

         SECTION 7.4 Reliance; Advice of Counsel.

                  (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, note or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                  (b) In the exercise or administration of the Trust hereunder and in the performance of its duties and obligations under this Agreement or the Operative Documents, the Owner Trustee: (i) may act directly or through its agents, attorneys, custodians or nominees, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents, attorneys, custodians or nominees if such agents, attorneys, custodians or nominees shall have been selected by the Owner Trustee with reasonable care and (ii) may consult with counsel, accountants and other skilled professionals to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the opinion or advice of any such counsel, accountants or other such Persons and not contrary to this Agreement or any of the Operative Documents.

                  (c) In providing any certificates required of the Issuer pursuant to the Indenture, the Owner Trustee may rely on an Officer's Certificate of the Depositor in a form satisfactory to the Owner Trustee.

         SECTION 7.5 Owner Trustee May Own Certificates and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of Certificates or Notes and may deal with the Depositor, the Indenture Trustee and the Servicer in transactions in the same manner and with the same rights as it would have if it were not the Owner Trustee.

         SECTION 7.6 Licenses. The Owner Trustee shall cause the Trust to use its best efforts to obtain and maintain the effectiveness of any licenses required in connection with this Agreement and the Operative Documents and the transactions contemplated hereby and thereby until such time as the Trust shall terminate in accordance with the terms hereof.

                                  ARTICLE VIII

        COMPENSATION AND INDEMNIFICATION OF OWNER TRUSTEE AND ITS AGENTS

         SECTION 8.1 Owner Trustee's Fee and Expenses. The Owner Trustee shall receive from the Depositor as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between the Depositor and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, custodians, nominees, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

         SECTION 8.2 Indemnification of the Owner Trustee. The Depositor shall be liable as primary obligor and the Seller shall be liable as secondary obligor pursuant to the Sale and Servicing Agreement for, and shall indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Operative Documents, the Owner Trust Estate, the administration of the Trust or the action or inaction of the Owner Trustee hereunder, provided that:

                  (i) the Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, gross negligence or bad faith, as specified in the fourth sentence of Section 7.1 or as a result of any inaccuracy of a representation or warranty contained in Section 7.3 expressly made by the Owner Trustee;

                  (ii) with respect to any such claim, the Indemnified Party shall have given the Seller written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                  (iii) while maintaining control over its own defense, the Seller shall consult with the Indemnified Party in preparing such defense; and

                  (iv) notwithstanding anything in this Agreement to the contrary, the Seller shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Seller which consent shall not be unreasonably withheld.

         The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section 8.2, the Owner Trustee's choice of legal counsel, if other than the legal counsel retained by the Owner Trustee in connection with the execution and delivery of this Agreement, shall be subject to the approval of the Seller, which approval shall not be unreasonably withheld. In addition, upon written notice to the Owner Trustee and with the consent of the Owner Trustee which consent shall not be unreasonably withheld, the Seller has the right to assume the defense of any claim, action or proceeding against the Owner Trustee.

         SECTION 8.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VIII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

         SECTION 8.4 Indemnification of the Certificate Registrar and Trust Paying Agent.

         (a) Neither the Certificate Registrar, the Trust Paying Agent nor any of their respective directors, officers, agents or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own gross negligence, lack of good faith or willful misconduct. In no event shall the Certificate Registrar, the Trust Paying Agent nor any of their respective directors, officers, agents and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

         (b) The Depositor agrees to indemnify and hold the Certificate Registrar, the Trust Paying Agent and their respective directors, officers, agents and employees (each, a "Chase Indemnified Party") harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including reasonably attorney's fees, that may be imposed on, incurred by, or asserted against such Chase Indemnified Party in any action taken or not taken by such Chase Indemnified Party hereunder unless such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against such Chase Indemnified Party because of the breach by such Chase Indemnified Party of its obligations hereunder, which breach was caused by gross negligence, lack of good faith or willful misconduct on the part of such Chase Indemnified Party. The foregoing indemnification shall survive any termination of this Agreement and the resignation or removal of the Certificate Registrar or Trust Paying Agent.

                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

         SECTION 9.1 Termination of Trust Agreement.

                  (a) This Agreement (other than Article VIII) and the Trust shall terminate and be of no further force or effect on the earlier of: (i) the final distribution by the Indenture Trustee of all moneys or other property or proceeds of the assets of the Trust in accordance with the terms of the Indenture and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy (the late ambassador of the United States to the Court of St. James's). The bankruptcy, liquidation, dissolution, death or incapacity of any Certificateholder shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or the Owner Trust Estate or (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                  (b) The Certificates shall be subject to an early redemption or termination at the option of the Holders of a majority of the Certificates, and in certain instances the Note Insurer, in the manner and subject to the provisions of Section 5.02 of the Sale and Servicing Agreement.

                  (c) Except as provided in paragraphs (a) and (b) of this
Section 9.1, none of the Depositor, the Servicer, the Note Insurer or any Certificateholder shall be entitled to revoke or terminate the Trust.

                  (d) Notice of any termination of the Trust, specifying the Payment Date upon which the Certificateholders shall surrender their Certificates to the Owner Trustee for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Note Insurer, the Rating Agencies and the Trust Paying Agent mailed within five Business Days of receipt of notice of such termination, stating: (i) the Payment Date upon or with respect to which final payment of the Certificates shall be made upon presentation and surrender of the Certificates at the office of the Owner Trustee therein designated; (ii) the amount of any such final payment; and (iii) that the Record Date otherwise applicable to such Payment Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office of the Owner Trustee therein specified. The Owner Trustee shall give such notice to the Certificate Registrar (if other than the Owner Trustee) and the Trust Paying Agent at the time such notice is given to Certificateholders. The Owner Trustee will give notice to the Trust Paying Agent of each presentation and surrender of the Certificates and the Trust Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.03 of the Sale and Servicing Agreement.

                  (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810(d) of the Business Trust Statute.

                                    ARTICLE X

             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

         SECTION 10.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate powers; having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or state authorities; and having (or having a parent which has) a rating of at least "Baa3" by Moody's and "A-1" by Standard & Poor's and being acceptable to the Note Insurer. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.2.

         SECTION 10.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving 30 days prior written notice thereof to the Depositor, the Seller, the Indenture Trustee and the Note Insurer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee (acceptable to the Note Insurer) by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Note Insurer may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.1 and shall fail to resign after written request therefor by the Indenture Trustee, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Note Insurer, or the Indenture Trustee with the consent of the Note Insurer, may remove the Owner Trustee. If the Indenture Trustee or the Note Insurer shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Note Insurer, or the Servicer with the consent of the Note Insurer, shall promptly appoint a successor Owner Trustee by written instrument in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

         Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 10.3, written approval by the Note Insurer and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies and the Note Insurer.

         SECTION 10.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 10.2 shall execute, acknowledge and deliver to the Depositor, the Indenture Trustee, the Note Insurer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee (if acceptable to the Note Insurer), without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties, and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties, and obligations.

         No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.1.

         Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Depositor shall mail notice of the successor of such Owner Trustee to all Certificateholders, the Indenture Trustee, the Owners, the Note Insurer and the Rating Agencies. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Depositor.

         SECTION 10.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 10.1, and without the execution or filing of any instrument or any further act on the part of any of the parties hereto; provided, however, that the Owner Trustee shall mail notice of such merger or consolidation to the Note Insurer and each of the Rating Agencies.

         SECTION 10.5 Appointment of Co-Trustee or Separate Trustee.

                  (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Owner Trust Estate or any Property may at the time be located, the Owner Trustee (with the consent of the Note Insurer) shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee and the Note Insurer to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or trustees, of all or any part of the assets of the Trust, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Note Insurer and the Owner Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to
Section 10.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.3.

                  (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                           (i) all rights, powers, duties and obligations
                  conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee, and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                           (ii) no trustee under this Agreement shall be
                  personally liable by reason of any act or omission of any other trustee under this Agreement; and

                           (iii) the Owner Trustee may at any time accept the
                  resignation of or remove any separate trustee or co-trustee.

                  (c) Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Note Insurer.

                  (d) Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 Amendments Without Consent of Certificateholders or Owners of the Notes. This Agreement may be amended by the Depositor, and the Owner Trustee without the consent of any of the Certificateholders (but with the prior written consent of the Note Insurer and prior notice to each of the Rating Agencies), to (i) cure any ambiguity, (ii) correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement, (iii) add or supplement any credit enhancement for the benefit of the Owners of the Notes or the Certificateholders, (iv) add to the covenants, restrictions or obligations of the Depositor or the Owner Trustee and
(v) add, change or eliminate any other provision of this Agreement in any manner that shall not, adversely affect in any material respect the interests of the Owners of the Notes or the Certificateholders. An amendment described above shall be deemed not to adversely affect in any material respect the interests of any Certificateholder or Owner of a Note if (i) an opinion of counsel is obtained to such effect or (ii) the party requesting the amendment satisfies the Rating Agency Condition with respect to such amendment.

         SECTION 11.2 Amendments With Consent of Certificateholders. This Agreement may be amended from time to time by the Depositor, and the Owner Trustee with the consent of the Note Insurer and more than a majority in Percentage Interests of the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Home Equity Loans or distributions that shall be made for the benefit of the Certificateholders or (b) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all of the Certificates then outstanding.

         SECTION 11.3 Form of Amendments.

                  (a) Promptly after the execution of any amendment, supplement or consent pursuant to Section 11.1 or 11.2, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to each Certificateholder, the Indenture Trustee, the Note Insurer and each Rating Agency.

                  (b) It shall not be necessary for the consent of the Certificateholders, pursuant to Section 11.2 to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of Certificateholders provided for in this Agreement or in any other Operative Document) and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

                  (c) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                  (d) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

         SECTION 11.4 No Legal Title to Owner Trust Estate. The
Certificateholders shall not have legal title to any part of the assets of the Owner Trust Estate solely by virtue of their status as

Certificateholders. The Certificateholders shall be entitled to receive distributions with respect to their undivided ownership interest therein only in accordance with Articles V and IX. No transfer, by operation of law or otherwise, of any right, title, and interest of the Certificateholders to and in their ownership interest in the assets of the Trust shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the assets of the Trust.

         SECTION 11.5 Limitations on Rights of Others. Except for Section 2.7, the provisions of this Agreement are solely for the benefit of the Note Insurer, the Owner Trustee, the Depositor, the Certificateholders and, to the extent expressly provided herein, the Indenture Trustee and the Owners of the Notes, and nothing in this Agreement (other than Section 2.7), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the assets of the Trust or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

         SECTION 11.6 Notices.

                  (a) All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by overnight mail, certified mail or registered mail, postage prepaid, to (i) in the case of the Servicer, IMC Mortgage Company, 5901 East Fowler Ave., Tampa, Florida 33617-2362, Attention: Laurie Williams, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Servicer, (ii) in the case of the Depositor, IMC Securities, Inc., 5901 East Fowler Avenue, Tampa, Florida 33617-2362, Attention: Laurie Williams, or such other addresses as may hereafter be furnished to the Certificateholders in writing by the Depositor, (iii) in the case of the Owner Trustee, Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890, Attention: IMC Home Equity Loan Owner Trust 1998-6,
(iv) in the case of the Certificateholders, as set forth in the Certificate Register, (v) in the case of the Indenture Trustee, The Chase Manhattan Bank, 450 West 33rd Street, New York, New York 10001, Attention: IMC Home Equity Loan Owner Trust 1998-6, (vi) in the case of Moody's, 99 Church Street, New York, New York 10007, Attention: Home Equity Monitoring Group, (vii) in the case of Standard & Poor's, 25 Broadway, New York, New York 10004, Attention: Residential Mortgage Group, and (viii) in the case of the Note Insurer, Financial Security Assurance Inc., 350 Park Avenue, New York, New York 10022, Attention: IMC Home Equity Loan Owner Trust 1998-6. Any such notices shall be deemed to be effective with respect to any party hereto upon the receipt of such notice by such party, except that notices to the Certificateholders shall be effective upon mailing or personal delivery.

                  (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

         SECTION 11.7 Severability. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

         SECTION 11.8 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

         SECTION 11.9 Successors and Assigns. All covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the Depositor, the Owner Trustee, the Note Insurer and each Certificateholder and their respective successors and permitted assigns, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by a Certificateholder shall bind the successors and assigns of such Certificateholder.

         SECTION 11.10 No Petition Covenant. Notwithstanding any prior termination of this Agreement, the Trust (or the Owner Trustee on behalf of the Trust), the Depositor, each Certificateholder and the Indenture Trustee shall not acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Depositor or the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Depositor or the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Depositor or the Trust.

         SECTION 11.11 No Recourse. Each Certificateholder by accepting a Certificate acknowledges that such Certificateholder's Certificates represent beneficial interests in the Trust only and do not represent interests in or obligations of the Depositor, the Servicer, the Owner Trustee, the Indenture Trustee or any affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificates or the Operative Documents.

         SECTION 11.12 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         SECTION 11.13 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.14 Integration. This Agreement constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes all prior agreements and understandings pertaining thereto.

         SECTION 11.15 Third-Party Beneficiary. The parties hereto acknowledge that the Note Insurer is an express third party beneficiary hereof entitled to enforce the provisions hereunder as if it were actually a party hereto. Nothing in this section, however, shall be construed to mitigate in any way, the fiduciary responsibilities of the Owner Trustee to the Certificateholders nor to create a fiduciary responsibility of the Owner Trustee to the Note Insurer.

         SECTION 11.16 Suspension and Termination of Note Insurer's Rights. During the continuation of a Note Insurer Default, rights granted or reserved to the Note Insurer hereunder shall vest instead in the Certificateholders; provided that the Note Insurer shall be entitled to any distributions in reimbursement of the Note Insurer Reimbursement Amount, and the Note Insurer shall retain those rights under Section 11.1 to consent to any amendment of this Agreement.

                  At such time as either (i) the Note Principal Balance has been reduced to zero or (ii) the Insurance Policy has been terminated and in either case of (i) or (ii) the Note Insurer has been reimbursed for all Insured Payments and any other amounts owed under the Insurance Policy and the Insurance Agreement (and the Note Insurer no longer has any obligation under the Insurance Policy, except for breach thereof by the Note Insurer), then the rights and benefits granted or reserved to the Note Insurer hereunder (including the rights to direct certain actions and receive certain notices) shall terminate and the Certificateholders shall be entitled to the exercise of such rights and to receive such benefits of the Note Insurer following such termination to the extent that such rights and benefits are applicable to the Certificateholders.

         IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                            WILMINGTON TRUST COMPANY,
                                             as Owner Trustee


                                            By: /s/ Emmett R. Harmon
                                                --------------------------------
                                                    Name:  Emmett R. Harmon
                                                    Title: Vice President




                                            IMC SECURITIES, INC.,
                                             as Depositor


                                            By: /s/ Thomas G. Middleton
                                                --------------------------------
                                                    Name:  Thomas G. Middleton
                                                    Title: President


                                            Acknowledged and Accepted:

                                            IMC MORTGAGE COMPANY,
                                             as Seller and Servicer


                                            By: /s/ Thomas G. Middleton
                                                --------------------------------
                                                    Name:  Thomas G. Middleton
                                                    Title: President



                                            THE CHASE MANHATTAN BANK,
                                             as Trust Paying Agent and
                                             Certificate Registrar


                                            By: /s/ Vada Haight
                                                --------------------------------
                                                    Name   Vada Haight
                                                    Title: Vice President

                                    EXHIBIT A

                             CERTIFICATE OF TRUST OF
                        IMC HOME EQUITY LOAN TRUST 1998-6


      THIS Certificate of Trust of IMC Home Equity Loan Owner Trust 1998-6 (the "Trust") dated as of September 1, 1998, is being duly executed and filed by Wilmington Trust Company, a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. Code, ss.3801 et seq.).

1. Name. The name of the business trust formed hereby is IMC Home Equity Loan Owner Trust 1998-6.

2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100
N. Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

3. This Certificate of Trust shall be effective as of its filing.

IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.


WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee


By: ____________________________
    Name:
    Title:

                                   EXHIBIT B-1
                             TO THE TRUST AGREEMENT

                              (FORM OF CERTIFICATE)

THE EQUITY INTEREST IN THE TRUST REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THIS CERTIFICATE MAY BE DIRECTLY OR INDIRECTLY OFFERED OR SOLD OR OTHERWISE DISPOSED OR (INCLUDING PLEDGED) BY THE HOLDER HEREOF ONLY TO (I) AN "INSTITUTIONAL ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE ACT, (II) A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT, IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT PURSUANT TO RULE 144A OR
(III) A PERSON INVOLVED IN THE ORGANIZATION OR OPERATION OF THE TRUST OR AN AFFILIATE OF A PERSON DESCRIBED IN (II) WITHIN THE MEANING OF RULE 3a-7 OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (INCLUDING, BUT NOT LIMITED TO, IMC MORTGAGE COMPANY AND IMC SECURITIES, INC.) IN A TRANSACTION THAT IS REGISTERED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR THAT IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND SUCH LAWS. NO PERSON IS OBLIGATED TO REGISTER THIS CERTIFICATE UNDER THE ACT OR ANY STATE SECURITIES LAWS.

NO TRANSFER OF THIS CERTIFICATE OR ANY BENEFICIAL INTEREST THEREIN SHALL BE MADE TO ANY PERSON UNLESS THE OWNER TRUSTEE HAS RECEIVED EITHER

      (A) A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE (1) IS NOT AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A "PLAN" WITHIN THE MEANING OF SECTION 4975(e)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A "PLAN") AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING SUCH CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF, OR WITH ASSETS OF A PLAN, OR (2) EITHER (I) SUCH TRANSFEREE IS ACQUIRING THE CERTIFICATE FOR ITS OWN ACCOUNT AND NO PART OF THE ASSETS USED TO ACQUIRE THE CERTIFICATE CONSTITUTES ASSETS OF A PLAN, OR (II) THE SOURCE OF FUNDS TO BE USED TO ACQUIRE SUCH CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT," WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, 60 FED. REG. 35925 (JULY 12, 1995) (THE "EXEMPTION"),
                  AND THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN (DETERMINED UNDER SECTION 807(d) OF THE
                  CODE), TOGETHER WITH THE AMOUNT OF THE RESERVES OF THE CONTRACT(S) HELD BY OR ON BEHALF OF ANY OTHER PLANS (DETERMINED UNDER SECTION 807(d) OF THE CODE) MAINTAINED BY THE SAME EMPLOYER (OR AN AFFILIATE THEREOF AS DEFINED IN
                  SECTION V(a)(1) OF THE

                  EXEMPTION) OR BY THE SAME EMPLOYEE ORGANIZATION, EXCEED 10% OF THE TOTAL OF ALL LIABILITIES OF SUCH GENERAL ACCOUNT; OR

      (B) AN OPINION OF COUNSEL ACCEPTABLE TO SUCH PERSONS THAT (A) THE PROPOSED ISSUANCE OR TRANSFER OF THE CERTIFICATE TO SUCH TRANSFEREE WILL NOT CAUSE ANY ASSETS OF THE TRUST TO BE
                  DEEMED ASSETS OF A PLAN, OR (B) THE PROPOSED ISSUANCE OR TRANSFER OF THE CERTIFICATE WILL NOT CAUSE THE OWNER TRUSTEE OR THE CERTIFICATE REGISTRAR OR ANY OF THEIR RESPECTIVE SUCCESSORS TO BE A FIDUCIARY OF A PLAN WITHIN THE MEANING OF
                  SECTION 3(21) OF ERISA AND WILL NOT GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OF ERISA OR SECTION 4975(c)(1) OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE.

THIS CERTIFICATE MAY NOT BE TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF UNLESS, PRIOR TO SUCH DISPOSITION, THE PROPOSED TRANSFEREE DELIVERS TO THE OWNER TRUSTEE AND THE CERTIFICATE REGISTRAR A CERTIFICATE STATING THAT SUCH TRANSFEREE (A) AGREES TO BE BOUND BY AND TO ABIDE BY THE TRANSFER RESTRICTIONS APPLICABLE TO THIS CERTIFICATE; (B) IS NOT AN ENTITY THAT WILL HOLD THIS CERTIFICATE AS NOMINEE TO FACILITATE THE CLEARANCE AND SETTLEMENT OF SUCH SECURITY THROUGH ELECTRONIC BOOK ENTRY CHANGES IN ACCOUNTS OF PARTICIPATING ORGANIZATIONS (A "BOOK ENTRY NOMINEE") AND (C) THAT THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT IS A NON-U.S. PERSON. THE TERM "NON-U.S. PERSON" MEANS A PERSON WHO IS NOT ONE OF THE FOLLOWING: A CITIZEN OR RESIDENT OF THE UNITED STATES, A CORPORATION, PARTNERSHIP OR OTHER ENTITY CREATED OR ORGANIZED IN OR UNDER THE LAWS OF THE UNITED STATES OR ANY POLITICAL SUBDIVISION THEREOF, AN ESTATE THAT IS SUBJECT TO U.S. FEDERAL INCOME TAX REGARDLESS OF THE SOURCE OF ITS INCOME OR A TRUST IF (I) A COURT IN THE UNITED STATES IS ABLE TO EXERCISE PRIMARY SUPERVISION OVER THE ADMINISTRATION OF THE TRUST AND (II) ONE OR MORE UNITED STATES FIDUCIARIES HAVE THE AUTHORITY TO CONTROL ALL SUBSTANTIAL DECISIONS OF THE TRUST.

                                      B-1-2

                     IMC HOME EQUITY LOAN OWNER TRUST 1998-6

                                   CERTIFICATE

No. 0001

      THIS CERTIFIES THAT IMC Mortgage Company (the "Owner") is the registered owner of a 100% Percentage Interest in IMC Home Equity Loan Owner Trust 1998-6 (the "Trust") existing under the laws of the State of Delaware and created pursuant to the Trust Agreement, dated as of September 1, 1998 (the "Trust Agreement"), between IMC Securities, Inc., as Depositor, and Wilmington Trust Company, in its individual capacity and in its fiduciary capacity as owner trustee under the Trust Agreement (the "Owner Trustee"). Capitalized terms used but not otherwise defined herein have the meanings assigned to such terms in the Trust Agreement. The Owner Trustee, on behalf of the Issuer and not in its individual capacity, has executed this Certificate by one of its duly authorized signatories as set forth below. This Certificate is one of the Certificates referred to in the Trust Agreement and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement to which the holder of this Certificate by virtue of the acceptance hereof agrees and by which the holder hereof is bound. Reference is hereby made to the Trust Agreement for the rights of the holder of this Certificate, as well as for the terms and conditions of the Trust created by the Trust Agreement.

      The holder, by its acceptance hereof, agrees not to transfer this Certificate except in accordance with terms and provisions of the Agreement.

      THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.


                        IMC HOME EQUITY LOAN OWNER TRUST 1998-6

                        By: WILMINGTON TRUST COMPANY, not in its individual
                            capacity but solely as Owner Trustee under the Trust Agreement


                        By: ____________________________________________________
                            Authorized Signatory

DATED: September 29, 1998

                                      B-1-3

                          CERTIFICATE OF AUTHENTICATION

      This is one of the Certificates referred to in the within-mentioned Agreement.



                                            THE CHASE MANHATTAN BANK,
                                             as Certificate Registrar


                                            ------------------------------------
                                            Authorized Signatory


                                      B-1-4

                                   ASSIGNMENT


     FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE


------------------------------------------------------------------------------
(Please print or type name and address, including postal zip code, of assignee)


------------------------------------------------------------------------------
the within Instrument, and all rights thereunder, hereby irrevocably constituting and appointing


______________________________________________________________ Attorney to
transfer said Instrument on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:  _____________________


                                    __________________________________________*/


                                    Signature Guaranteed:


                                    __________________________________________*/



NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Instrument in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                      B-2-5